UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 20, 2020
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On October 22, 2020, Sila Realty Trust, Inc., formerly known as Carter Validus Mission Critical REIT II, Inc. (the “Company”), held its 2020 Annual Meeting of Stockholders (the "Annual Meeting"), at which its stockholders (i) elected five directors – Jonathan Kuchin, Randall Greene, Roger Pratt, Ronald Rayevich and Michael Seton – to the board of directors of the Company (the "Board") to hold office until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.
The voting results with respect to the election of directors were as follows:

Name of Director	For	Against	Abstain	Broker Non-Votes
Jonathan Kuchin	86,909,589.65	2,784,263.96	7,172,877.58	17,017,796.00
Randall Greene	86,855,110.61	2,766,694.27	7,244,926.30	17,017,796.00
Roger Pratt	86,916,939.20	2,732,548.79	7,217,243.19	17,017,796.00
Ronald Rayevich	86,725,667.58	2,840,539.98	7,300,523.62	17,017,796.00
Michael A. Seton	86,963,443.96	2,748,295.83	7,154,991.40	17,017,796.00
As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 30, 2020, John E. Carter’s resignation from the Board was effective on September 30, 2020, contemporaneously with the closing of the Company’s internalization transaction described in such Current Report on Form 8-K. As Mr. Carter’s resignation from the Board was effective prior to the date of the Annual Meeting, any votes cast with regard to Mr. Carter’s election as a director had no effect and were not counted.
The voting results with respect to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, were as follows:

For	Against	Abstain
106,652,048.79	1,435,577.62	5,796,900.77

Item 8.01    Other Events.
Letter to Stockholders Regarding Mini-Tender Offer
The Board determined to recommend that the Company’s stockholders reject the unsolicited “mini-tender” offer by CMG Partners, LLC and its affiliates, CMG Income Fund II, LLC, CMG Liquidity Fund, LLC and Blue River Capital, LLC (collectively, the “Offeror”) for up to 300,000 of the Company's shares of Class A common stock ("Class A Shares"), which represent approximately 0.2% of the Company's outstanding Class A Shares as October 22, 2020. The Company wishes to inform its stockholders that it does not endorse the Offeror’s unsolicited  mini-tender offer and recommends that stockholders do not tender their Class A Shares. Stockholders who have already tendered their Class A Shares may withdraw them at any time prior to 11:59 p.m., Pacific Time, on November 18, 2020, in accordance with the Offeror’s offering documents.
The Company is circulating a letter to its Class A stockholders, furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, that sets forth the reasons for the Board’s determination to recommend a rejection of the mini-tender offer.
Class A Distributions Authorized
On October 20, 2020, the Board approved and authorized a daily distribution to the Company’s Class A stockholders of record as of the close of business on each day of the period commencing on November 1, 2020 and ending on November 30, 2020. The distributions for November 2020 will be calculated based on 366 days in the calendar year and will be equal to $0.001366120 per share of Class A common stock, which is equal to an annualized distribution of $0.50 per share of Class A common stock. The distributions declared for each record date in November 2020 will be paid in December 2020. The distributions will be payable to stockholders from legally available funds therefor.
Class I Distributions Authorized
On October 20, 2020, the Board approved and authorized a daily distribution to the Company’s Class I stockholders of record as of the close of business on each day of the period commencing on November 1, 2020 and ending on November 30, 2020. The distributions for November 2020 will be calculated based on 366 days in the calendar year and will be equal to $0.001366120 per share of Class I common stock, which is equal to an annualized distribution of $0.50 per share of Class I common stock. The distributions declared for each record date in November 2020 will be paid in December 2020. The distributions will be payable to stockholders from legally available funds therefor.
Class T Distributions Authorized
On October 20, 2020, the Board approved and authorized a daily distribution to the Company’s Class T stockholders of record as of the close of business on each day of the period commencing on November 1, 2020 and ending on November 30, 2020. The distributions for November 2020 will be calculated based on 366 days in the calendar year and will be equal to $0.001129781 per share of Class T common stock, which is equal to an annualized distribution of $0.41 per share of Class T common stock. The distributions declared for each record date in November 2020 will be paid in December 2020. The distributions will be payable to stockholders from legally available funds therefor.
Class T2 Distributions Authorized
On October 20, 2020, the Board approved and authorized a daily distribution to the Company’s Class T2 stockholders of record as of the close of business on each day of the period commencing on November 1, 2020 and ending on November 30, 2020. The distributions for November 2020 will be calculated based on 366 days in the calendar year and will be equal to $0.001129781 per share of Class T2 common stock, which is equal to an annualized distribution of $0.41 per share of Class T2 common stock. The distributions declared for each record date in November 2020 will be paid in December 2020. The distributions will be payable to stockholders from legally available funds therefor.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Letter to Class A Stockholders of the Company from Michael A. Seton, Chief Executive Officer and President of the Company, dated as of October 22, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

October 22, 2020	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer